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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 30, 2001


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      333-51279             13-3633241
-----------------------------     ----------------     -------------------
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                   File Number)       Identification No.)



245 Park Avenue
New York, New York
---------------------                               10167
(Address of Principal                               -----
Executive Offices)                                (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000



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Item 5.  Other Events.
         ------------

         On or about January 31, 2001, the Registrant will cause the issuance and sale of approximately $362,332,500 initial principal amount of Mortgage Pass-Through Certificates, Series 2001-1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of January 1, 2001, among the Registrant as seller, Bankers Trust Company as trustee and Wells Fargo Bank Minnesota, N.A. as master servicer.

         In connection with the sale of the Series 2001-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1, Class B-2, Class B-3, and Class R-I and Class R-II (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-51279, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

                                       2
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (a)  Financial Statements.
              --------------------

              Not applicable.

         (b)  Pro Forma Financial Information.
              -------------------------------

              Not applicable.

         (c)  Exhibits
              --------

                Item 601(a) of
                Regulation S-K
Exhibit No.       Exhibit No.                  Description
-----------     ---------------                -----------
   1                99              Computational Materials--Computational
                                    Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of Bear
                                    Stearns ARM Trust, Mortgage Pass-Through
                                    Certificates, Series 2001-1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997)




                                       3

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   STRUCTURED ASSET MORTGAGE
                                   INVESTMENTS INC.


                                   By: /s/ JOSEPH T. JURKOWSKI
                                      ------------------------------------------
                                      Name:  JOSEPH T. JURKOWSKI, ESQ
                                      Title: VICE PRESIDENT




Dated:  January 30, 2001



                                       4
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                                  EXHIBIT INDEX


              Item 601 (a) of        Sequentially
Exhibit       Regulation S-K         Numbered
Number        Exhibit No.            Description           Page
-------       ---------------        ------------          -----
1                 99                 Computational           8
                                     Materials







                                       5